PAINEWEBBER SMALL CAP FUND                                         ANNUAL REPORT


PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in PaineWebber Small Cap Fund, the Russell 2000 Stock Index and the Standard & Poor's (S&P) 600 Index.

The following graph depicts the performance of PaineWebber Small Cap Fund versus the Russell 2000 Stock Index and the S&P 600 Index. It is important to note the PaineWebber Small Cap Fund is a professionally managed mutual fund, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                                            Russell
               PaineWebber Small Cap Fund      2000    S&P 600
              Class A    Class B   Class C    Index     Index

    2/1/93      9550     10000     10000     10000     10000
   7/31/93      9732     10151     10151     10696     10413
   1/31/94     10234     10641     10636     12139     11841
   7/31/94      9907     10261     10263     11188     10629
   1/31/95     10153     10476     10468     11410     10861
   7/31/95     11472     11787     11780     13984     13602
   1/31/96     11736     12017     12011     14827     14348
   7/31/96     11989     12225     12219     14952     14828
   1/31/97     14130     14352     14348     17640     17657
   7/31/97     16319     16527     16511     19946     20596

Past performance is not predictive of future performance.
The performance of Class Y shares will vary form the performance of the classes shown based on the difference in sales charges and fees paid by shareholders investing in different classes.


 AVERAGE ANNUAL TOTAL RETURN


                                                                Commencement of
                                               Twelve Months      Operations
                                               Ended 7/31/97    Through 7/31/97+

% Return Without Deducting        Class A*          36.11%           12.79%
Maximum Sales Charge              Class B**         35.16%           11.94%
                                  Class C***        35.09%           11.92%


% Return After Deducting          Class A*          30.01%           11.64%
Maximum Sales Charge              Class B**         30.16%           11.64%
                                  Class C***        34.09%           11.92%



* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 services fees.
** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of operations was February 1, 1993 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to certain eligible investors, including INSIGHT Investment Advisory Program Participants. For the year ended July 31, 1997, and since inception, July 26, 1996 through July 31, 1997, Class Y shares have had an average annual total return of 36.65% and 35.81%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.
The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                              September 15, 1997
PAINEWEBBER SMALL CAP FUND

Dear Shareholder,

We are pleased to present you with the annual report for PaineWebber Small Cap Fund for the year ended July 31, 1997. Over the period of time covered by this report, the Fund easily outperformed the average return of its Lipper Peer Group, as well as the return of one of its benchmark indices, the Russell 2000 Index. A more in-depth discussion of the Fund's performance can be found in the "Portfolio Review" section.

GENERAL MARKET OVERVIEW

    For a brief period of time early in the summer of 1996, a spate of disappointing earnings announcements contributed to the first meaningful overall stock market correction since 1994. By August, however, growing investor confidence began to return money to the market, propelling the Standard & Poor's 500 Stock Index, a commonly used measure of stock market performance, to a series of record highs through the fall months (a circumstance which underscores the hazards of market timing). During this time, small capitalization stocks ("small caps"), which have lagged large-caps since the beginning of 1995, also turned in a strong performance. This was taken as a sign by Wall Street that the bull market run was poised to broaden to include small cap issues.

    While early winter was characterized by significant gains in the stock market, inflation fears grew quickly in the wake of stronger than expected economic growth and rising employment. This in turn prompted the Federal Reserve (the "Fed") to raise interest rates by 25 basis points in March 1997 in a preemptive strike against inflation, and volatile and difficult financial markets ensued. However, stocks once again rallied on signs that economic growth was decelerating and that the Fed would not move again on interest rates. Better than anticipated corporate earnings, combined with a significant inflow of capital into equity mutual funds, also helped drive stock prices steadily higher.

    Proof of the market's all-encompassing health during this time was the fact that a diverse range of sectors--most notably financials, technology and healthcare--participated in the market's upward movement. And, as hinted at mid-period, the market did broaden to include smaller capitalization stocks, which came back especially strong and rose almost as much as large-caps over the last three months of the period.

--------------------------------------------------------------------------------

PAINEWEBER
SMALL CAP FUND

Top Five Sectors
(as a % of net assets as of July 31, 1997)

Other Insurance 12.0%

Information and Computer Services 8.4%

Banks 7.5%

Real Property 5.2%

Electrical Equipment 5.1%

PAINEWEBBER SMALL CAP FUND                                        ANNUAL REPORT

PORTFOLIO REVIEW

PERFORMANCE
    PaineWebber Small Cap Fund's (the "Fund") total return (the net asset value change with dividends reinvested) for the fiscal year ended July 31, 1997, without deducting sales charges, was 36.11% for Class A shares, 35.16% for Class B shares, 35.09% for Class C shares and 36.65% for Class Y shares. For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, the Fund's total return for the period was 30.01% for Class A shares, 30.16% for Class B shares, 34.09% for Class C shares and 36.65% for

Class Y shares.

    It has been fifteen months since the Fund's current investment discipline, which utilizes a computer model known as the Factor Valuation Model (the "Model") to identify attractive sectors and stocks, was first employed. Over this period of time, its impact on the Fund's performance has been significant. For the 12-month period ended July 31, 1997, the Fund's Class A shares handily outperformed the Lipper Small Cap Peer Group Average of 31.98%, as well as the 31.16% return of one of its benchmark indices, the Russell 2000 Index. It only slightly underperformed the 37.60% return of its other small cap benchmark index, the Standard & Poor's 600 Index ("S&P 600").

PORTFOLIO HIGHLIGHTS
    A sector-specific area of strong performance during the fiscal year was the financial sector, which constituted approximately 24% of the portfolio as of July 31, 1997. Our allocation to this sector was significantly more than the 16% weighting designated by the S&P 600. However, our position proved profitable for the Fund as improving valuations, the buoying effects of industry consolidation and the increasing number of baby boomers who are soliciting the services of financial services companies helped contribute to the sector's strong showing. Two noteworthy examples of companies held within the sector are Frontier Insurance Group Inc. (1.5% of net assets as of July 31, 1997), a consolidation play whose earnings growth prospects improved as a result of its recent acquisitions of insurance companies, and Silicon Valley Bancshares (1.5%), an attractively valued company that benefited from a recovery in the technology and life science industries.

    Our position in technology (18% of net assets as of July 31, 1997) also proved advantageous for the Fund, and perhaps best serves as an example of the way in which the Model can help posture the Fund to benefit from changing industry environments. When the fiscal year began, the portfolio was substantially underweighted in technology given that the industry was at the tail end of a slump brought about by overbuilding in 1995. Early in 1997, however, the Model began to identify attractive technology stocks, including DII Group Inc. and Oshap Technologies Ltd. (0.3% and 2.0% of net assets, respectively), which led us to increase our allocation to its present weighting. Concurrently, the technology sector entered a recovery period, and earnings growth

--------------------------------------------------------------------------------
PAINEWEBBER
SMALL CAP FUND
FUND PROFILE

o   Goal:
    Long-term capital appreciation through small-cap investing


o   Portfolio Manager:
    Donald R. Jones, MH Asset Management Inc.


o   Total Net Assets:
    $95.3 million as of July 31, 1997


o   Dividend Payments:
    Annually

ANNUAL REPORT

within the sector improved. This is reflected in the 116% and 127% respective gains experienced by DII and Oshap for the year ended July 31,1997.

    Recovery from depressed conditions, particularly that taking place in the oil services industry, also enhanced performance of the Fund's position in energy (6.1% of net assets as of July 31, 1997). Overbuilding throughout the early 1980s plunged the energy sector into a depressed state from which it is now only recently emerging. Recovery in oil services, perhaps one of the hardest-hit segments of the sector, has been a case study in the laws of supply and demand. This is best illustrated when considering the story of Cliffs Drilling Co. (0.5%), a rental agent of shallow water rigs. Oversupply of these rigs had, in the past, led to weak pricing. However, recent diminishing supply and healthy demand have resulted in increased day rates. Cliffs Drilling has benefited greatly in this environment and, as a result, the price of this position in the Fund is up 275% for the year ended July 31, 1997.

GALOOB LEWIS TOYS INC--A FOLLOW-UP
    As you may recall, in our last annual report we cited Galoob Lewis Toys Inc. (1.8% of net assets as of July 31, 1997), maker of the Star Wars toy product line, as an undervalued company that was likely to report a positive earnings surprise. Initially, our expectations regarding this company were met as the pending re-release of the Star Wars series of movies generated sales growth for the company. However, despite its high-profile product line, Galoob was not immune to a difficult Christmas season--one that resulted in earnings disappointments for most retailers. Galoob's stock dropped 52% during the month of December, as expectations over the company leveled out.

    This outcome is more a reflection of the overtly sensitive nature of small caps in general--they tend to be more affected by changes in investor sentiment than larger capitalization stocks. We still view the stock favorably, particularly in light of the fact that prequels to the Star Wars series are believed to be imminent. As such, we continue to include the company within our portfolio.

PAINEWEBBER SMALL CAP FUND                                         ANNUAL REPORT



OUTLOOK

--------------------------------------------------------------------------------
    Going forward, we believe that the general environment for small cap stocks is positive.

    Near-term, two factors should encourage small cap performance. A strong dollar overseas is already having a negative impact on the earnings growth of many large cap companies--they are more likely to be involved with international operations. Additionally, a change in the capital gains tax laws may serve as impetus for renewed investor interest in small cap stocks. Traditionally, small cap stocks provide returns via capital gains, while large caps do so through a blend of capital gains and dividends. Under the revised capital gains tax, long-term capital gains will be taxed at a maximum rate of 20%; dividends, however, will continue to be taxed at a maximum rate of 39.6%. Although past performance is no guarantee of future results, historically small caps have generally outperformed the S&P 500 following a capital gains tax cut.

    Longer term, we believe reasonable valuations and superior earnings growth prospects continue to point to the existence of buying opportunities within the small-cap market. We will continue to seek investments in relatively less volatile stocks, particularly within the financial sector. It is our belief that select regional banks and insurance companies will continue to benefit from relatively low valuations, ongoing industry consolidation and the ever-increasing patronage of the baby boomers.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander                   /s/ Mark A. Tincher
----------------------                   -------------------
MARGO N. ALEXANDER                       MARK A. TINCHER
President,                               Managing Director and
Mitchell Hutchins Asset Management Inc.  Chief Investment Officer--
                                         Equity Investments,
                                         Mitchell Hutchins Asset Management Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1997, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

PAINEWEBBER SMALL CAP FUND

PERFORMANCE RESULTS(unaudited)



                                                   Net Asset Value                         Total Return 1
                                    -----------------------------------------     -------------------------------
                                                                                    12 Months       6 months
                                    07/31/97         01/31/97        07/31/96     Ended 07/31/97   Ended 07/31/97
-----------------------------------------------------------------------------------------------------------------
Class A Shares                        $13.42          $11.62          $10.22          36.11%          15.49%
-----------------------------------------------------------------------------------------------------------------
Class B Shares                         13.00           11.29            9.98          35.16           15.15
-----------------------------------------------------------------------------------------------------------------
Class C Shares                         12.98           11.28            9.97          35.09           15.07
-----------------------------------------------------------------------------------------------------------------



Performance Summary Class A Shares

                                       Net Asset Value
                                    ------------------------
                                                                   Capital Gains    Dividends         Total
Period Covered                      Beginning         Ending        Distributed        Paid          Return 1
-----------------------------------------------------------------------------------------------------------------
02/01/93-12/31/93                     $10.00          $10.62           $0.0168        $0.1281          7.68%
-----------------------------------------------------------------------------------------------------------------
1994                                   10.62            9.97            0.5208           --           (1.20)
-----------------------------------------------------------------------------------------------------------------
1995                                    9.97           10.81            0.8306           --           16.81
-----------------------------------------------------------------------------------------------------------------
1996                                   10.81           11.40            1.1566           --           17.45
-----------------------------------------------------------------------------------------------------------------
01/01/97-07/31/97                      11.40           13.42              --             --           17.72
-----------------------------------------------------------------------------------------------------------------
                                                               Total:  $2.5248        $0.1281
-----------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 07/31/97:   71.82%
-----------------------------------------------------------------------------------------------------------------



Performance Summary Class B Shares

                                       Net Asset Value
                                    ------------------------
                                                                   Capital Gains    Dividends         Total
Period Covered                      Beginning         Ending        Distributed       Paid            Return 1
-----------------------------------------------------------------------------------------------------------------

02/01/93-12/31/93                     $10.00          $10.61           $0.0168        $0.0631          6.91%
-----------------------------------------------------------------------------------------------------------------
1994                                   10.61            9.88            0.5208           --           (1.96)
-----------------------------------------------------------------------------------------------------------------
1995                                    9.88           10.62            0.8306           --           15.90
-----------------------------------------------------------------------------------------------------------------
1996                                   10.62           11.08            1.1566           --           16.50
-----------------------------------------------------------------------------------------------------------------
01/01/97-07/31/97                      11.08           13.00               --            --           17.33
-----------------------------------------------------------------------------------------------------------------
                                                             Total:    $2.5248        $0.0631
-----------------------------------------------------------------------------------------------------------------
                                                          Cumulative Total Return as of 07/31/97:     66.11%
-----------------------------------------------------------------------------------------------------------------



Performance Summary Class C Shares

                                        Net Asset Value
                                    ------------------------
                                                                   Capital Gains    Dividends         Total
Period Covered                      Beginning         Ending         Distributed       Paid         Return 1
-----------------------------------------------------------------------------------------------------------------
02/01/93-12/31/93                     $10.00          $10.61           $0.0168        $0.0682          6.97%
-----------------------------------------------------------------------------------------------------------------
1994                                   10.61            9.88            0.5208           --           (1.96)
-----------------------------------------------------------------------------------------------------------------
1995                                    9.88           10.61            0.8306           --           15.84
-----------------------------------------------------------------------------------------------------------------
1996                                   10.61           11.07            1.1566           --           16.52
-----------------------------------------------------------------------------------------------------------------
01/01/97-07/31/97                      11.07           12.98               --            --           17.25
-----------------------------------------------------------------------------------------------------------------
                                                             Total:    $2.5248        $0.0682
-----------------------------------------------------------------------------------------------------------------
                                                          Cumulative Total Return as of 07/31/97:     65.97%
-----------------------------------------------------------------------------------------------------------------


----------

1 Figures assume reinvestment of all dividends and distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including the INSIGHT Investment Advisory Program participants. For the year ended July 31, 1997 and since inception, July 26, 1996 through July 31, 1997, Class Y shares had a total return of 36.65% and 36.38%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER SMALL CAP FUND


PORTFOLIO OF INVESTMENTS                                           JULY 31, 1997

   Number of
    Shares                                                   Value
--------------                                            ----------

COMMON STOCK--97.74%

Agriculture, Food & Beverage--0.69%
     32,000     Creative Bakeries, Inc.* ............... $   72,000
      4,500     Farmer Brothers Co. ....................    585,000
                                                         ----------
                                                            657,000
                                                         ----------

Apparel, Retail--1.25%
     70,000     Paul Harris Stores Inc.* ...............  1,191,094
                                                         ----------

Apparel, Textiles--1.85%
    150,000     Vans Inc.* .............................  1,762,500
                                                         ----------

Banks--7.46%
     20,000     Banknorth Group Inc. ...................    970,000
      5,000     CCB Financial Corp. ....................    416,250
     25,000     Cullen Frost Bankers Inc. ..............  1,168,750
      7,500     Netbank Inc.* ..........................     87,891
     25,000     Provident Bankshares Corp. .............  1,190,625
     28,000     Silicon Valley Bancshares* .............  1,396,500
     13,000     Texas Regional Bankshares Inc. .........    529,750
     17,000     Westamerica Bancorporation .............  1,347,250
                                                         ----------
                                                          7,107,016
                                                         ----------


Chemicals--1.35%
     27,000     Cambrex Corp. ..........................  1,289,250
                                                         ----------

Computer Hardware--2.45%
     25,000     Ciprico Inc.* ..........................    418,750
    225,000     Oshap Technologies Ltd.* ...............  1,912,500
                                                         ----------
                                                          2,331,250
                                                         ----------

Computer Software--0.43%
     13,000     SPSS Inc.* .............................    412,750
                                                         ----------

Consumer Durables--1.04%
     48,000     Furniture Brands International Inc.* ...    987,000
                                                         ----------

Diversified Retail--1.36%
     45,000     Shopko Stores Inc. .....................  1,299,375
                                                         ----------

Drugs & Medicine--0.81%
     50,000     Bio Technology General Corp.* ..........    656,250
     60,000     IVC Industries Inc.* ...................    118,125
                                                         ----------
                                                            774,375
                                                         ----------

Electrical Equipment--5.11%
     70,000     Brown & Sharpe Manufacturing Co.* ......    927,500
      5,000     DII Group Inc.* ........................    256,250
     52,000     IFR Systems Inc.* ......................  1,014,000
     30,000     Kemet Corp.* ...........................    768,750
     25,000     Orbotech Ltd.* .........................    890,625
     31,000     Tadiran Ltd. ADR .......................    995,875
      2,000     Wandel and Goltermann Technology
                  Inc.* ................................     19,750
                                                         ----------
                                                          4,872,750
                                                         ----------

Electrical Power--2.48%
     15,000     AFC Cable Systems Inc.* ................    429,375
     27,000     Hughes Supply Inc. .....................    695,250
     40,000     Kuhlman Corp. ..........................  1,240,000
                                                         ----------
                                                          2,364,625
                                                         ----------

Electronic Components--0.40%
     10,000     CHS Electronics Inc.* ..................    381,875
                                                         ----------


Energy Reserves & Production--2.52%
     38,000     Benton Oil & Gas Co.* ..................    577,125
     40,000     KCS Energy Inc. ........................    870,000
     43,000     Lomak Petroleum Inc. ...................    741,750
     50,000     Offshore Energy Development Corp.* .....    212,500
                                                         ----------
                                                          2,401,375
                                                         ----------

Entertainment--0.29%
     10,000     Imax Corp.*(1) .........................    271,250
                                                         ----------

Environmental Services--0.28%
    135,000     Thermatrix Inc.* .......................    270,000
                                                         ----------

Financial Services--3.10%
     90,000     Cash America International Inc. ........  1,018,125
    130,000     First Cash Inc.* .......................    780,000
     10,000     Litchfield Financial Corp. .............    185,000
      2,000     Markel Corp.* ..........................    294,000
     16,000     Student Loan Corp. .....................    679,000
                                                         ----------
                                                          2,956,125
                                                         ----------

Forest Products, Paper--2.80%
     48,000     Greif Brothers Corp. ...................  1,488,000
     20,000     Mercer International Inc. ..............    195,000
     35,998     Mosinee Paper Corp. ....................    980,945
                                                         ----------
                                                          2,663,945
                                                         ----------

Freight--Air, Sea & Land--1.67%
    130,000     Smithway Motor Xpress Corp.* ...........  1,592,500
                                                         ----------

Heavy Machinery--3.04%
     50,000     Cascade Corp. ..........................    884,375
      7,500     Manitowoc Inc. .........................    288,750
    100,000     Titan International Inc. ...............  1,725,000
                                                         ----------
                                                          2,898,125
                                                         ----------

Hotels--1.83%
     95,000     Prime Hospitality Corp.*(1) ............  1,745,625
                                                         ----------

Industrial Parts--2.52%
    110,000     Powell Industries Inc.* ................  1,815,000

     17,000     Robbins & Myers Inc. ...................    586,500
                                                         ----------
                                                          2,401,500
                                                         ----------

PAINEWEBBER SMALL CAP FUND


   Number of
    Shares                                                   Value
--------------                                            ----------

COMMON STOCKS--(continued)

Industrial Services/Supplies--1.82%
     45,000     Cornell Corrections Inc.* .............. $  691,875
     55,000     Wackenhut Corp., Class B ...............  1,038,125
                                                         ----------
                                                          1,730,000
                                                         ----------

Information & Computer Services--8.41%
      8,000     Barra Inc.* ............................    272,000
     35,000     Comdisco Inc. ..........................    977,812
     10,000     Computer Data Systems Inc. .............    292,500
     30,000     Executive Telecard Ltd.* ...............    238,125
     46,900     Factset Research Systems Inc.* .........  1,286,819
     75,000     Lanvision Systems Inc.* ................    393,750
     50,000     Physicians Computer Network Inc.* ......    381,250
     37,000     Pomeroy Computer Resources* ............  1,184,000
     73,000     Union Corp.* ...........................  1,752,000
    137,500     Walsh International Inc.* ..............  1,237,500
                                                         ----------
                                                          8,015,756
                                                         ----------

Leisure--3.57%
     75,000     Galoob Lewis Toys Inc.* ................  1,715,625
     16,000     Harman International Industries Inc. ...    636,000
     35,000     Meade Instruments Corp.* ...............    284,375
     26,250     Movado Group Inc. ......................    761,250
                                                         ----------
                                                          3,397,250
                                                         ----------

Life Insurance--1.46%
      3,000     Life Re Corp. ..........................    164,250
     20,000     Life USA Holdings Inc.* ................    295,000
     16,000     Reinsurance Group of America, Inc. .....    934,000
                                                         ----------
                                                          1,393,250
                                                         ----------


Long Distance & Phone Companies--0.66%
     25,000     General Communication Inc. .............    190,625
     25,000     Norstan Inc.* ..........................    437,500
                                                         ----------
                                                            628,125
                                                         ----------

Manufacturing--High Technology--0.33%
     15,000     En Pointe Technologies Inc.* ...........    193,125
      5,000     Galileo Technology Ltd.* ...............    121,875
                                                         ----------
                                                            315,000
                                                         ----------

Medical Products--1.12%
     30,000     American Science & Engineering Inc.* ...    281,250
     46,000     Conmed Corp.* ..........................    787,750
                                                         ----------
                                                          1,069,000
                                                         ----------

Medical Providers--3.12%
     87,500     Counsel Corp.* .........................  1,356,250
     15,000     Hooper Holmes Inc. .....................    408,750
      5,100     Medical Assurance Inc.* ................    243,525
     25,000     Physicians Specialty Corp.* ............    201,562
    100,000     Stericycle Inc.* .......................    762,500
                                                         ----------
                                                          2,972,587
                                                         ----------

Mining & Metals--3.24%
     30,000     Atchison Casting Corp.* ................    577,500
     23,000     Texas Industries Inc. ..................    747,500
     70,000     Valmont Industries Inc. ................  1,369,375
     15,000     Wyman Gordon Co.*(1) ...................    397,500
                                                         ----------
                                                          3,091,875
                                                         ----------

Motor Vehicles--1.06%
     20,000     A.O. Smith Corp. .......................    716,250
     15,000     Donnelly Corp. .........................    292,500
                                                         ----------
                                                          1,008,750
                                                         ----------

Oil Services--3.62%
     80,000     American Oilfield Divers Inc.* .........  1,190,000
     10,000     Cliffs Drilling Co.* ...................    523,750
     20,000     Domain Energy Corp.* ...................    277,500
     55,000     Pride International Inc.* ..............  1,454,062
                                                         ----------

                                                          3,445,312
                                                         ----------

Other Insurance--11.98%
     10,000     American Bankers Insurance Group Inc. ..    676,875
     15,000     CMAC Investment Corp. ..................    707,813
     35,600     Capital Re Corp. .......................  1,891,250
     10,000     Fidelity National Financial Inc. .......    179,375
      9,000     First American Financial Corp. .........    381,375
     15,000     Fremont General Corp. ..................    641,250
     46,000     Frontier Insurance Group Inc.(1) .......  1,434,625
    105,000     Gainsco Inc. ...........................    964,687
     35,000     Lawyers Title Corp. ....................    756,875
      9,000     Leucadia National Corp. ................    298,125
     10,000     MFC Bancorp Ltd. .......................     76,250
     26,000     Orion Capital Corp. ....................  1,087,125
      3,000     Philadelphia Consolidated Holding Corp.*    117,750
      7,000     RLI Corp. ..............................    262,500
     26,000     Stewart Information Services Corp. .....    593,125
     35,000     Terra Nova Bermuda Holdings Ltd.(1) ....    813,750
     10,000     Vesta Insurance Group Inc. .............    532,500
                                                         ----------
                                                         11,415,250
                                                         ----------
Publishing--0.17%
     10,000     CCC Information Services Group, Inc.* ..    160,000
                                                         ----------

Railroads--0.33%
     25,000     Greenbrier Companies Inc. ..............    317,188
                                                         ----------

PAINEWEBBER SMALL CAP FUND

   Number of
    Shares                                                   Value
--------------                                            ----------

COMMON STOCKS--(concluded)

Real Property--5.16%
     90,000     D.R. Horton Inc. .......................$ 1,080,000
     40,000     Granite Construction Inc. ..............    830,000
     30,000     Griffon Corp.* .........................    438,750
     22,000     Newhall Land & Farming Co. .............    495,000
     59,000     Nobility Homes Inc.* ...................    715,375
     45,000     Watsco Inc. ............................  1,355,625
                                                         ----------
                                                          4,914,750
                                                         ----------

Restaurants--0.94%
     75,000     Casa Ole Restaurants Inc.* .............    670,313
     80,000     Diedrich Coffee Inc.*(1) ...............    225,000
                                                         ----------
                                                            895,313
                                                         ----------

Semiconductor--1.27%
     10,000     Electro Scientific Industries Inc.* ....    500,000
     40,000     Tower SemiConductor Ltd. ...............    710,000
                                                         ----------
                                                          1,210,000
                                                         ----------

Specialty Retail--1.79%
     20,000     Florsheim Group Inc.* ..................    295,000
     15,000     Inacom Corp.* ..........................    500,625
     10,000     Piercing Pagoda Inc.* ..................    290,000
     53,000     West Coast Entertainment Corp.* ........    185,500
     20,000     Zale Corp.* ............................    435,000
                                                         ----------
                                                          1,706,125
                                                         ----------

Tobacco--1.19%
     33,000     Universal Corp. ........................ $1,136,438
                                                         ----------

Wireless Telecommunications--1.77%
     90,000     Smartalk Teleservices Inc.* ............  1,597,500
     20,000     Viatel Inc.* ...........................     92,500
                                                         ----------
                                                          1,690,000
                                                         ----------
Total Common Stocks (cost--$76,851,257) ................ 93,143,274
                                                         ----------

Investments of Cash Collateral for
Securities Loaned--4.09%

  3,408,209     Liquid Assets Portfolio ................  3,408,209
      3,700     Prime Portfolio ........................      3,700
      3,962     TempCash Portfolio .....................      3,962
    483,629     TempFund Portfolio .....................    483,629
                                                         ----------

Total Investments of Cash Collateral for Securities
   Loaned (cost--$3,899,500) ...........................  3,899,500
                                                         ----------

    Number of
    Warrants
----------------
Warrants--0.52%


Agriculture, Food & Beverage--0.52%

    500,000     William Greenberg Jr. Desserts &
                  Cafes *(2) (cost--$550,000) ..........    495,000
                                                         ----------

         Principal
          Amount
           (000)                                                 Maturity Date     Interest Rate
         ---------                                               -------------     -------------
Repurchase Agreement--0.99%
$  940      Repurchase Agreement dated 07/31/97 with
            State Street Bank & Trust Company, collateralized
            by $959,212 U.S. Treasury Bills, 7.250% due
            02/15/98; proceeds: $940,131 (cost--$940,000) ......  08/01/97              5.000%          940,000
                                                                                                  -------------
Total Investments (cost--$82,240,757)--103.34% .................                                     98,477,774
Liabilities in excess of other assets--(3.34)% .................                                     (3,182,146)
                                                                                                  -------------
Net Assets--100.00% ............................................                                  $  95,295,628
                                                                                                  =============


--------
*  Non-Income producing security
ADR American Depositary Receipt
(1) Security, or a portion thereof, was on loan at July 31,1997.
(2) Illiquid security represents 0.52% of Net Assets.

                 See accompanying notes to financial statements

PAINEWEBBER SMALL CAP FUND


STATEMENT OF ASSETS AND LIABILITIES                                                           JULY 31, 1997

Assets

Investments, at value (cost--$82,240,757) ....................................................  $98,477,774
Cash .........................................................................................       97,614
Receivable for investments sold ..............................................................    1,630,899
Receivable for shares of beneficial interest sold ............................................      163,131

Dividends and interest receivable ............................................................       39,101
Deferred organizational expenses .............................................................       69,270
Other assets .................................................................................       59,888
                                                                                                -----------
Total assets .................................................................................  100,537,677
                                                                                                -----------

Liabilities

Collateral for securities loaned .............................................................    3,899,500
Payable for investments purchased ............................................................      764,940
Payable for shares of beneficial interest repurchased ........................................      104,271
Payable to affiliate .........................................................................      137,292
Accrued expenses and other liabilities .......................................................      336,046
                                                                                                -----------
Total liabilities ............................................................................    5,242,049
                                                                                                -----------
Net Assets

Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized) .....   70,267,182
Accumulated net investment income ............................................................          605
Accumulated net realized gains from investments ..............................................    8,790,824
Net unrealized appreciation of investments ...................................................   16,237,017
                                                                                                -----------
Net assets ...................................................................................  $95,295,628
                                                                                                ===========

Class A:

Net assets ...................................................................................  $32,967,627
                                                                                                -----------
Shares outstanding ...........................................................................    2,456,190
                                                                                                -----------

Net asset and redemption value per share .....................................................       $13.42
                                                                                                     ======

Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)      $14.05
                                                                                                     ======

Class B:

Net assets ...................................................................................  $40,748,654
                                                                                                -----------
Shares outstanding ...........................................................................    3,135,502
                                                                                                -----------
Net asset value and offering price per share .................................................       $13.00
                                                                                                     ======

Class C:

Net assets ...................................................................................  $18,811,711
                                                                                                -----------
Shares outstanding ...........................................................................    1,449,392

                                                                                                -----------
Net asset value and offering price per share .................................................       $12.98
                                                                                                     ======

Class Y:

Net assets ...................................................................................  $ 2,767,636
                                                                                                -----------
Shares outstanding ...........................................................................      205,669
                                                                                                -----------
Net asset value, offering price and redemption value per share ...............................       $13.46
                                                                                                     ======



                 See accompanying notes to financial statements

PAINEWEBBER SMALL CAP FUND

STATEMENT OF OPERATIONS

                                                                    For the Year
                                                                       Ended
                                                                   July 31, 1997
                                                                   -------------
Investment income:

Dividends (net of foreign withholding taxes of $2,771) ............ $   640,774
Interest ..........................................................      89,525
                                                                    -----------
                                                                        730,299
                                                                    -----------

Expenses:

Investment advisory and administration fees .......................     873,636
Services fees--Class A ............................................      75,231
Service and distribution fees--Class B ............................     367,939
Service and distribution fees--Class C ............................     177,393
Transfer agency and service fees ..................................     127,565
Federal and state registration fees ...............................     123,935
Reports and notices to shareholders ...............................     120,695
Legal and audit ...................................................     106,416
Amortization of organizational expenses ...........................      94,515
Custody and accounting ............................................      64,661
Trustees' fees and expenses .......................................      13,500
Other expenses ....................................................       6,509
                                                                    -----------

                                                                      2,151,995
                                                                    -----------
Net investment loss ...............................................  (1,421,696)
                                                                    -----------
Realized and unrealized gains from investment transactions:

Net realized gains from investment transactions ...................  11,923,735
Net change in unrealized appreciation/depreciation of investments .  16,401,189
                                                                    -----------
Net realized and unrealized gains from investment transactions ....  28,324,924
                                                                    -----------
Net increase in net assets resulting from operations .............. $26,903,228
                                                                    -----------

                 See accompanying notes to financial statements

PAINEWEBBER SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    For the Years
                                                                                                    Ended July 31,
                                                                                          -----------------------------
                                                                                              1997             1996
                                                                                          ------------     ------------
From operations:

Net investment loss ..................................................................    $ (1,421,696)    $   (408,651)
Net realized gains from investment transactions ......................................      11,923,735        7,823,052
Net change in unrealized appreciation/depreciation of investments ....................      16,401,189       (4,208,066)
                                                                                          ------------     ------------
Net increase in net assets resulting from operations .................................      26,903,228        3,206,335
                                                                                          ------------     ------------
Distributions to shareholders from:

Net realized gains from investment transactions-Class A ..............................      (1,065,273)      (2,580,753)
Net realized gains from investment transactions-Class B ..............................      (1,348,187)      (5,623,020)
Net realized gains from investment transactions-Class C ..............................        (663,541)      (1,514,097)
Net realized gains from investment transactions-Class Y ..............................         (94,831)              --
                                                                                          ------------     ------------
                                                                                            (3,171,832)      (9,717,870)
                                                                                          ------------     ------------
From beneficial interest transactions:

Net proceeds from the sale of shares .................................................      21,265,021        6,234,900
Shares issued in connection with the acquisition of PaineWebber
  Small Cap Growth Fund ..............................................................              --       27,156,461
Cost of shares repurchased ...........................................................     (41,414,621)     (27,176,983)

Proceeds from dividends reinvested ...................................................       3,020,513        9,091,388
                                                                                          ------------     ------------
Net increase (decrease) in net assets from beneficial interest transactions ..........     (17,129,087)      15,305,766
                                                                                          ------------     ------------
Net increase in net assets ...........................................................       6,602,309        8,794,231

Net Assets:

Beginning of period ..................................................................      88,693,319       79,899,088
                                                                                          ------------     ------------
End of period (including undistributed net investment income of $605 at July 31, 1997)    $ 95,295,628     $ 88,693,319
                                                                                          ============     ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Small Cap Fund (the "Fund") is a diversified series of PaineWebber Securities Trust ("Trust"), which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently offers another series of shares, PaineWebber Strategic Income Fund, whose financial statements are not included herein. The Fund incurred costs in connection with its organization and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over a period of benefit of 60 months, beginning with the commencement of investment operations of the Fund.

   The Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan, if any.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


   Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short term debt securities described below) are valued at the last quoted bid price in the OTC Market. The amortized cost method of valuation, which approximates market value, is used to value short-term debt instruments with sixty days or less remaining to maturity unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Acquisition of PaineWebber Small Cap Growth Fund

   Effective as of the close of business on July 26, 1996 (the "Acquisition Date"), the Fund acquired all of the assets and assumed all of the liabilities of PaineWebber Small Cap Growth Fund ("Small Cap Growth Fund"). The acquisition was accomplished by tax-free exchanges of 1,404,733 Class A, 63,270 Class B, 936,155 Class C and 274,241 Class Y shares of the Fund for 1,450,092 Class A, 65,772 Class B, 969,172 Class C and 280,828 Class Y shares of Small Cap Growth Fund outstanding on the Acquisition Date. Small Cap Growth Fund's net assets at that date, valued at $27,156,461, including accumulated net realized losses of $3,287 and net unrealized depreciation of investments of $1,297,019, were combined with those of the Fund.

Concentration of Risk

   Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Investment Adviser and Administrator

   The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. At July 31, 1997, the Fund owed Mitchell Hutchins $78,577 in investment advisory and administration fees.

NOTES TO FINANCIAL STATEMENTS

   For the year ended July 31, 1997, the Fund paid $3,900 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS


   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At July 31, 1997, the Fund owed Mitchell Hutchins $55,906 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended July 31, 1997, it received $124,635 in sales charges.

SECURITY LENDING

   The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $2,847 as compensation from the Fund for the year ended July 31, 1997.

   As of July 31, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $3,899,500 as collateral for portfolio securities loaned having a market value of $3,737,650.

TRANSFER AGENCY SERVICE FEES

   The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the year ended July 31, 1997, PaineWebber earned $35,040 from the Fund. At July 31, 1997, the Fund owed PaineWebber $2,809 for shareholder service fees.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at July 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

   At July 31, 1997, the components of net unrealized appreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) .......   $22,076,531

     Gross depreciation (investments having an excess of cost over value) .......    (5,839,514)
                                                                                    -----------
     Net unrealized appreciation of investments .................................   $16,237,017
                                                                                    ===========

   For the year ended July 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $46,499,152 and $68,837,784, respectively.
                                       15

NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended July 31, 1997, the Fund`s accumulated net realized gains were reduced by $1,409,605; accumulated net investment loss was reduced by $1,422,301 and beneficial interest was reduced by $12,696. Permanent book/tax differences are primarily attributable to net operating losses.

SHARES OF BENEFICIAL INTEREST

   There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                               Class A                     Class B                   Class C                   Class Y
Year Ended                ---------------------     ---------------------     ---------------------      --------------------
July 31, 1997:             Shares      Amount        Shares      Amount        Shares    Amount          Shares       Amount
                          --------  -----------     --------  -----------     --------  -----------      -------    ---------
Shares sold .........      899,879  $10,405,245      304,294   $3,473,458      640,060   $7,143,793       21,510     $242,525
Shares repurchased ..   (1,607,499) (18,331,478)    (885,194)  (9,720,897)  (1,115,991) (12,256,753)     (98,489)  (1,105,493)
Shares converted from
Class B to Class A ..       68,557      783,133      (70,514)    (783,133)          --           --           --           --
Dividends reinvested        92,573    1,029,415      117,090    1,265,749       58,505      631,858        8,407       93,491
                          --------  -----------     --------  -----------     --------  -----------      -------    ---------
Net decrease ........     (546,490) $(6,113,685)    (534,324) $(5,764,823)    (417,426) $(4,481,102)     (68,572)   $(769,477)
                          ========  ===========     ========  ===========     ========  ===========      =======    =========


                               Class A                     Class B                   Class C                   Class Y
Year Ended                ---------------------     ---------------------     ---------------------      --------------------
July 31, 1996:             Shares      Amount        Shares      Amount        Shares    Amount          Shares       Amount
                          --------  -----------     --------  -----------     --------  -----------      -------    ---------
Shares sold .........      162,734   $1,784,341      246,297   $2,708,345      158,976   $1,742,214           --           --
Shares issued in
 connection with the
 acquisition of
 PaineWebber Small
 Cap Growth Fund ....    1,404,733   14,374,663       63,270      632,216      936,155    9,344,754      274,241   $2,804,828
Shares repurchased ..     (729,600)  (8,163,423)  (1,173,417) (12,903,027)    (554,588)  (6,110,533)          --           --
Shares converted from
Class B to Class A ..      114,185    1,313,683     (115,951)  (1,313,683)          --           --           --           --
Dividends reinvested       236,526    2,470,300      511,372    5,228,853      136,084    1,392,235           --           --
                         ---------  -----------     --------  -----------      -------   ----------      -------   ----------
Net increase (decrease)  1,188,578  $11,779,564     (468,429) $(5,647,296)     676,627   $6,368,670      274,241   $2,804,828
                         =========  ===========     ========  ===========      =======   ==========      =======   ==========

                      [This Page Intentionally Left Blank]

PAINEWEBBER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a beneficial interest outstanding throughout each period is presented below:



                                                                                                   Class A
                                                                         -----------------------------------------------------

                                                                              For the Years Ended        For the     For the
                                                                                    July 31,              Period      Year
                                                                         ----------------------------     Ended       Ended
                                                                                                         July 31,   January 31,
                                                                         1997       1996#       1995       1994+       1994
                                                                       --------    -------    -------    -------     -------

Net asset value, beginning of period ............................       $ 10.22    $ 11.30    $ 10.27    $ 10.61     $ 10.00
                                                                       --------    -------    -------    -------     -------
Net investment income (loss) ....................................         (0.14)      0.00@      0.05       0.02        0.13
Net realized and unrealized gains (losses) from investments .....          3.75       0.50@      1.50      (0.36)       0.62
                                                                       --------    -------    -------    -------     -------
Net increase (decrease) from investment operations ..............          3.61       0.50       1.55      (0.34)       0.75
                                                                       --------    -------    -------    -------     -------
Dividends from net investment income ............................            --         --         --         --       (0.12)
Distributions from net realized gains from investments ..........         (0.41)     (1.58)     (0.52)        --       (0.02)
                                                                       --------    -------    -------    -------     -------
Total dividends and distributions ...............................         (0.41)     (1.58)     (0.52)      0.00       (0.14)
                                                                       --------    -------    -------    -------     -------
Net asset value, end of period ..................................      $  13.42    $ 10.22    $ 11.30    $ 10.27     $ 10.61
                                                                       ========    =======    =======    =======     =======
Total investment return (1) .....................................         36.11 %     4.69%     15.80%     (3.20)%      7.58%
                                                                       ========    =======    =======    =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................       $ 32,968   $30,675    $20,494    $22,848     $25,226
Expenses to average net assets ..................................           2.00%     2.11%      1.98%      1.91 %*      1.75%
Net investment income (loss) to average net assets ..............         (1.16)%     0.02%      0.41%      0.41 %*      1.41%
Portfolio turnover ..............................................            54 %       84%        19%        20 %         98%
Average commission rate paid (2) ................................       $0.0597         --         --         --          --


----------
*   Annualized
+   For the period February 1, 1994 to July 31, 1994.
# Effective April 1, 1996, Mitchell Hutchins took over day-to-day management of the Fund's assets.
@   Calculated using the average shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                                                                                   Class B
                                                                         -----------------------------------------------------

                                                                              For the Years Ended        For the     For the
                                                                                    July 31,              Period      Year

                                                                         ----------------------------     Ended       Ended
                                                                                                         July 31,   January 31,
                                                                          1997       1996#      1995      1994+        1994
                                                                       --------    -------    -------    -------     -------
Net asset value, beginning of period ............................         $9.98     $11.15     $10.22     $10.60      $10.00
                                                                          -----       ----      -----      -----        ----
Net investment income (loss) ....................................         (0.23)     (0.09)@    (0.04)     (0.02)       0.06
Net realized and unrealized gains (losses) from investments .....          3.66       0.50 @     1.49      (0.36)       0.62
                                                                          -----       ----      -----      -----        ----
Net increase (decrease) from investment operations ..............          3.43       0.41       1.45      (0.38)       0.68
                                                                          -----       ----      -----      -----        ----
Dividends from net investment income ............................            --         --         --         --       (0.06)
Distributions from net realized gains from investments ..........         (0.41)     (1.58)     (0.52)        --       (0.02)
                                                                          -----       ----      -----      -----        ----
Total dividends and distributions ...............................         (0.41)     (1.58)     (0.52)      0.00       (0.08)
                                                                          -----       ----      -----      -----        ----
Net asset value, end of period ..................................        $13.00      $9.98     $11.15     $10.22      $10.60
                                                                          =====       ====      =====      =====        ====
Total investment return (1) .....................................         35.16%      3.90 %    14.86 %    (3.58)%      6.81%
                                                                          =====       ====      =====      =====        ====

Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................       $40,749    $36,612    $46,142    $52,624     $59,993
Expenses to average net assets ..................................          2.75 %     2.90 %     2.74 %     2.69 %*     2.50%
Net investment income (loss) to average net assets ..............         (1.91)%    (0.78)%    (0.35)%    (0.37)%*     0.67%
Portfolio turnover ..............................................            54 %       84 %       19 %       20 %        98%
Average commission rate paid (2) ................................       $0.0597         --         --          --         --



                                                                                                   Class C
                                                                         -----------------------------------------------------

                                                                              For the Years Ended        For the     For the
                                                                                    July 31,              Period      Year
                                                                         ----------------------------     Ended       Ended
                                                                                                         July 31,   January 31,
                                                                          1997       1996#      1995      1994+        1994
                                                                       --------    -------    -------    -------     -------

Net asset value, beginning of period ............................         $9.97     $11.14     $10.22     $10.59      $10.00
                                                                         ------      -----     ------     ------      ------
Net investment income (loss) ....................................         (0.24)     (0.08)@    (0.05)     (0.02)       0.06
Net realized and unrealized gains (losses) from investments .....          3.66       0.49 @     1.49      (0.35)       0.62
                                                                         ------      -----     ------     ------      ------
Net increase (decrease) from investment operations ..............          3.42       0.41       1.44      (0.37)       0.68
                                                                         ------      -----     ------     ------      ------
Dividends from net investment income ............................            --         --         --         --       (0.07)
Distributions from net realized gains from investments ..........         (0.41)     (1.58)     (0.52)        --       (0.02)

                                                                         ------      -----     ------     ------      ------
Total dividends and distributions ...............................         (0.41)     (1.58)     (0.52)      0.00       (0.09)
                                                                         ------      -----     ------     ------      ------
Net asset value, end of period ..................................        $12.98      $9.97     $11.14     $10.22      $10.59
                                                                         ======      =====     ======     ======      ======
Total investment return (1) .....................................         35.09 %     3.90 %    14.76 %    (3.49)%      6.77%
                                                                         ======      =====     ======     ======      ======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................       $18,812    $18,606    $13,263    $16,285     $20,941
Expenses to average net assets ..................................          2.77 %     2.91 %     2.73 %     2.69 %*     2.50%
Net investment income (loss) to average net assets ..............         (1.93)%    (0.77)%    (0.34)%    (0.36)%*     0.64%
Portfolio turnover ..............................................            54 %       84 %       19 %       20 %        98%
Average commission rate paid (2) ................................       $0.0597         --         --         --          --


PAINEWEBBER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                           Class Y
                                                                ------------------------------
                                                                    For the         For the
                                                                  Year Ended     Period Ended
                                                                July 31, 1997   July 31, 1996+
                                                                -------------   --------------

Net asset value, beginning of period ......................          $10.21            $10.23
                                                                     ------            ------
Net investment income (loss) ..............................           (0.11)             0.00 @
Net realized and unrealized gains (losses) from investments            3.77             (0.02)@
                                                                     ------            ------
Net increase (decrease) from investment operations ........            3.66             (0.02)
                                                                     ------            ------
Dividends from net investment income ......................              --                --
Distributions from net realized gains from investments ....           (0.41)               --
                                                                     ------            ------
Total dividends and distributions .........................           (0.41)             0.00
                                                                     ------            ------
Net asset value, end of period ............................          $13.46            $10.21
                                                                     ======            ======
Total investment return (1) ...............................           36.65 %           (0.20)%

                                                                     ======            ======
Ratios/Supplemental Data:
Net assets, end of period (000's) .........................          $2,768            $2,801
Expenses to average net assets ............................            1.72 %            1.72 %*
Net investment income (loss) to average net assets ........           (0.88)%            0.07 %*
Portfolio turnover ........................................              54 %              84 %
Average commission rate paid (2) ..........................         $0.0597                --


----------
*   Annualized
+   For the period July 26,1996 (commencement of offering shares) to July
    31,1996.
@   Calculated using the average shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER SMALL CAP FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of PaineWebber Small Cap Fund

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Small Cap Fund (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
September 17, 1997

PAINEWEBBER SMALL CAP FUND

TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1997), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions for Class A, Class B, Class C and Class Y shares made during the fiscal year were derived from short-term and long-term capital gains in the amount of $0.1443 per share and $0.2623 per share, respectively. Additionally, 51.14% of the distributions paid qualifies for the dividend received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients need not be reported as taxable income. Some retirement trusts (e.g., corporate Keogh and 403(b)(7) plans) may need this information for their annual reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, is made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg

George W. Gowen
Frederic V. Malek
Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Mark A. Tincher
Vice President

Donald R. Jones
Vice President



INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

BOND FUNDS
o High Income Fund
o Investment Grade Income Fund
o Low Duration U.S. Government Income Fund
o Strategic Income Fund
o U.S. Government Income Fund


TAX-FREE BOND FUNDS
o California Tax-Free Income Fund
o Municipal High Income Fund
o National Tax-Free Income Fund
o New York Tax-Free Income Fund

STOCK FUNDS
o Capital Appreciation Fund
o Financial Services Growth Fund
o Growth Fund
o Growth and Income Fund
o Small Cap Fund
o Utility Income Fund

ASSET ALLOCATION FUNDS
o Balanced Fund
o Tactical Allocation Fund

GLOBAL FUNDS
o Asia Pacific Growth Fund
o Emerging Markets Equity Fund
o Global Equity Fund
o Global Income Fund

PAINEWEBBER MONEY MARKET FUND

                                  PaineWebber
                    (COPYRIGHT)1997 PaineWebber Incorporated
                                  Member SIPC




PaineWebber
--------------------------------------------------------------------------------

SMALL
CAP
FUND


July 31, 1997


ANNUAL REPORT